Unaudited Reconciliation of Financial Data
The following tables present the historical unaudited financial information for the Credit parties and their consolidated subsidiaries (the “Och-Ziff Operating Group”) as of and for the three months ended March 31, 2016. The Och-Ziff Operating Group does not report audited or unaudited financial information on a stand-alone basis. Accordingly, the financial data presented herein for the Och-Ziff Operating Group and its consolidated subsidiaries has been reconciled to Och-Ziff Capital Management Group LLC’s financial statements for the relevant periods. You should read this data in conjunction with Och-Ziff Capital Management Group LLC’s financial statements and the related notes included in its Quarterly Report on Form 10-Q for the three months ended March 31, 2016, which was filed with the U.S. Securities and Exchange Commission on May 3, 2016.

	March 31, 2016
	Och-Ziff Operating Group	Consolidated Och-Ziff Funds and Related Eliminations	Other(1)	Och-Ziff Capital Management Group LLC Consolidated

	(dollars in thousands)
Assets
Cash and cash equivalents	$221,678	$—	$7,048	$228,726
Income and fees receivable	53,287	—	—	53,287
Due from related parties	67,997	(967)	(55,710)	11,320
Deferred income tax assets	1,646	—	720,936	722,582
Other assets, net	187,982	(16,046)	30,929	202,865
Assets of consolidated Och-Ziff funds:
Investments, at fair value	—	22,627	—	22,627
Other assets of Och-Ziff funds	—	13,905	—	13,905
Total Assets	$532,590	$19,519	$703,203	$1,255,312

Liabilities and Shareholders' Equity
Liabilities
Due to related parties	$1,417	$—	$591,632	$593,049
Debt obligations	442,628	—	—	442,628
Compensation payable	12,785	—	—	12,785
Other liabilities	388,467	—	218	388,685
Liabilities of consolidated Och-Ziff funds:
Notes payable of consolidated CLOs, at fair value	—	—	—	—
Securities sold under agreements to repurchase	—	—	—	—
Other liabilities of Och-Ziff funds	—	1,836	—	1,836
Total Liabilities	845,297	1,836	591,850	1,438,983

Redeemable Noncontrolling Interests	—	19,629	—	19,629

Shareholders' (Deficit) Equity
Class A Shares, no par value	—	—	—	—
Class B Shares, no par value	—	—	—	—
Paid-in capital	12,624,948	—	(9,578,383)	3,046,565
Appropriated retained deficit	—	—	—	—
Accumulated deficit	(12,939,732)	—	9,433,799	(3,505,933)
Shareholders' deficit attributable to Class A Shareholders	(314,784)	—	(144,584)	(459,368)
Shareholders' equity attributable to noncontrolling interests	2,077	(1,946)	255,937	256,068
Total Shareholders' (Deficit) Equity	(312,707)	(1,946)	111,353	(203,300)
Total Liabilities, Redeemable Noncontrolling Interests and Shareholders' (Deficit) Equity	$532,590	$19,519	$703,203	$1,255,312

(1)	Includes amounts related to entities not included in the Och-Ziff Operating Group or the consolidated Och-Ziff funds, including related eliminations.

	Three Months Ended March 31, 2016
	Och-Ziff Operating Group	Consolidated Och-Ziff Funds and Related Eliminations	Other(1)	Och-Ziff Capital Management Group LLC Consolidated

	(dollars in thousands)
Revenues
Management fees	$156,910	$—	$—	$156,910
Incentive income	30,587	—	—	30,587
Other revenues	541	—	38	579
Income of consolidated Och-Ziff funds	—	366	—	366
Total Revenues	188,038	366	38	188,442

Expenses
Compensation and benefits	54,261	—	—	54,261
Reorganization expenses	—	—	—	—
Interest expense	5,386	—	—	5,386
General, administrative and other	267,679	—	(155)	267,524
Expenses of consolidated Och-Ziff funds	—	266	—	266
Total Expenses	327,326	266	(155)	327,437

Other Income
Net gains on investments in Och-Ziff funds and joint ventures	171	78	—	249
Net gains of consolidated Och-Ziff funds	—	545	—	545
Total Other Income	171	623	—	794

(Loss) Income Before Income Taxes	(139,117)	723	193	(138,201)
Income taxes	2,678	—	15,861	18,539
Consolidated and Total Comprehensive Net (Loss) Income	$(141,795)	$723	$(15,668)	$(156,740)

Allocation of Consolidated and Total Comprehensive Net (Loss) Income
Class A Shareholders	$(141,707)	$—	$72,351	$(69,356)
Noncontrolling interests	(88)	262	(88,019)	(87,845)
Redeemable noncontrolling interests	—	461	—	461
	$(141,795)	$723	$(15,668)	$(156,740)

(1)	Includes amounts related to entities not included in the Och-Ziff Operating Group or the consolidated Och-Ziff funds, including related eliminations.